UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number   811-22584
Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end:  December 31
Date of reporting period:  January 1, 2016 – December 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GuggenheimInvestments.com	CEF-GEQ-AR-1216

Section 19(a) Notices

Guggenheim Equal Weight Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2016
	Total Cumulative Distribution					% Breakdown of the Total Cumulative
	For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total Per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.2785	$0.0	$1.034	$0.0	$1.3125	21.22%	0.0%	78.78%	0.0%	100.0%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/geq.
Section 19(b) Disclosure
The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.437500, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/geq, for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GEQ
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT GUGGENHEIM EQUAL WEIGHT
ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/geq, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	December 31, 2016

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal annual period ended December 31, 2016.
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.
For the 12 months ended December 31, 2016, the Fund provided a total return based on market price of 8.52% and a total return net of fees based on NAV of 8.95%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On December 31, 2016, the Fund’s closing market price of $16.37 per share represented a discount of 10.20% to its NAV of $18.23 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.4375 per share. The most recent distribution represents an annualized distribution rate of 10.69% based on the Fund’s closing market price of $16.37 as of December 31, 2016. Please see Note 2(d) on page 40 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC serves as the Fund’s Options Strategy Sub-Adviser (the “Options Strategy Sub-Adviser”), responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser (the “Equity Strategy Sub-Adviser”, and together with the Options Strategy Sub-Adviser, the “Sub-Advisers”), responsible for managing the underlying equity portfolio. Both the Adviser and the Sub-Advisers are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.
In connection with the implementation of its strategy, the Fund uses leverage through a credit facility provided by a large multi-national financial institution. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 54 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the

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DEAR SHAREHOLDER: (Unaudited) continued	December 31, 2016

quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2016, we encourage you to read the Questions & Answers section of the report, which begins on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/geq.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund
January 31, 2017

6 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	December 31, 2016

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned investment professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for the overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Qi Yan, Managing Director and Portfolio Manager and Daniel Cheeseman, Director and Portfolio Manager.
Security Investors, LLC (“Security Investors” or the “Equity Strategy Sub-Adviser” and together with the Options Strategy Sub-Adviser, the “Sub-Advisers”) is the Fund’s investment sub-adviser responsible for managing the underlying equity portfolio. The team at Security Investors includes Ryan Harder, CFA, Managing Director and Portfolio Manager, and James R. King, CFA, Managing Director and Portfolio Manager. The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2016.
Please describe the Fund’s investment objective and strategy.
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.
The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.
The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e., writing) call options on securities indices, exchange-traded funds (“ETFs”) that track

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2016

securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (SEC). There can be no assurance that the Fund’s use of call options will be successful.
The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.
Provide an update on the Guggenheim equity closed-end funds merger proposals.
Guggenheim Investments recently announced certain proposals that affect its three enhanced equity closed-end funds, including Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ). The proposals involved the mergers of each of GEQ and Guggenheim Enhanced Equity Strategy Fund (GGE) with and into Guggenheim Enhanced Equity Income Fund (GPM), as well as the reorganization of GPM from a Massachusetts business trust to a Delaware statutory trust through a process known as redomestication (together, the “Proposals”).
At a Special Meeting of Shareholders held on February 13, 2017, shareholders of record of each of GGE, GPM and GEQ voted to approve the Proposals. Subject to the satisfaction of certain customary closing conditions, the mergers and the redomestication of GPM are expected to be effective with the open of the New York Stock Exchange (NYSE) on March 20, 2017.
GEQ will merge directly with and into GPM, and shareholders of GEQ will become shareholders of GPM and will receive GPM shares, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the GEQ shares held immediately prior to the merger, less merger costs.
GPM and GEQ currently have similar (but not identical) investment policies. Each Fund utilizes an enhanced equity strategy, pursuant to which the Fund seeks equity exposure combined with an option writing strategy. GPM may seek to obtain exposure to equity markets through investments in ETFs or

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2016

other investment funds that track equity indices, through investments in individual equity securities, and/or through derivative instruments. Currently, GPM invests primarily in ETFs.
Following completion of the mergers, GPM will seek to obtain equity exposure through a combination of investments in individual equity securities and ETFs, and GPM will continue to utilize an option writing strategy. This enhanced equity strategy is anticipated to combine the best elements of the existing Funds’ investment strategies while maintaining the same overall investment objectives.
Please provide an overview of the economic and market environment during the 12 months ended December 31, 2016.
Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including an increase in U.S. corporate defaults, several quarters of negative earnings growth, stubbornly low inflation across the globe, the British vote to exit the European Union, and a U.S. presidential election outcome that defied investor expectations and polling trends. That was on top of one of the worst selloffs for U.S. corporate bonds since the financial crisis in the first six weeks of the year, and one of the worst selloffs in government bonds since 2013’s taper tantrum in the fourth quarter, and the Standard & Poor’s 500® (“S&P 500”) Index falling almost 11% early in the year. Nevertheless, or perhaps because of pre-election turmoil, between election day and the end of December, the S&P 500 rallied 4.6%, high-yield spreads tightened 83 basis points, and 10-year Treasury yields rose 57 basis points.
The market reaction to the outcome of the U.S. presidential election set the stage for the U.S. Federal Reserve (the “Fed”) to raise target interest rates by 25 basis points from a range of 0.25–0.50% to 0.50–0.75% in December. More importantly, the Federal Open Market Committee (“FOMC”) now projects three rate increases in 2017, up from two in September.
The upward shift appears to reflect the view that there may be less room for accommodative policy to continue in light of recent labor market data. We believe the participation rate introduces meaningful uncertainty to the pace of Fed tightening. In 2016, a rising participation rate helped keep the Fed at bay for most of the year as it stabilized the unemployment rate slightly above what the Fed considers full employment. However, the participation trend reversed in October and November, causing the unemployment rate to decline to only 4.7% by December.
Early indications that fiscal spending (and/or tax cuts) will be prioritized in the new administration suggest that the risks to real Gross Domestic Product (“GDP”) growth in 2017 and 2018 are now skewed to the upside. U.S. real GDP grew by 3.5% in the third quarter, up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2016

A post-election rise in consumer confidence, along with continued income growth and healthier household balance sheets, bodes well for consumption in the coming quarters. The trend rate of job growth should slow as we near full employment. Even so, the unemployment rate should continue to fall toward 4.0% as employment growth outstrips labor force growth. A tighter labor market will begin to put more upward pressure on wage growth, which is being held back by meager productivity gains. An improving labor market, low borrowing costs, and rising household formation will continue to bolster housing, as evidenced by housing starts at cyclical highs. Key inflation measures will rise over the next year due to energy price base effects and reductions in labor market slack.
Given our view that the Fed will raise rates three, possibly four, times in 2017, the effects of monetary policy divergence will be important to watch as two major central banks, the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”), continue their purchase programs. In December, the ECB committed to extend its asset-purchase program through the end of 2017, albeit at a reduced monthly pace of €60 billion (from €80 billion currently) beginning in April. The ECB also changed its criteria for asset purchases, allowing the purchase of sovereign bonds with yields lower than the -0.40% deposit rate. In our view, the extension of the program to at least the end of 2017 makes it highly likely that the ECB will continue to buy assets well into 2018. The growing gap in policy rates and global yields could drive further U.S. dollar appreciation, which would weigh on oil prices and stem the recovery in the energy market. Currently, our oil model projects oil prices will remain below $60 per barrel through the end of 2017.
How did the Fund perform for the 12 months ended December 31, 2016?
For the 12 months ended December 31, 2016, the Fund provided a total return based on market price of 8.52% and a total return net of fees based on NAV of 8.95%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On December 31, 2016, the Fund’s closing market price of $16.37 per share represented a discount of 10.20% to its NAV of $18.23 per share. On December 31, 2015, the Fund’s closing market price of $16.34 per share represented a discount of 9.17% to its NAV of $17.99 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.4375 per share. The most recent distribution represents an annualized distribution rate of 10.69% based on the Fund’s closing market price of $16.37 as of December 31, 2016. Please see Note 2(d) on page 40 for more information on distributions for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2016

Discuss market volatility over the period.
The first half of 2016 was marked by the market selloff that began the year and ended in February, as the S&P 500 fell 10.3%. The S&P 500 quickly recovered by 15.9% only to sharply drop 5% in the two days following the June Brexit vote. But the S&P 500 rallied to new highs in August and tacked on a 4.6% jump between election day and the end of December. That was in spite of indications by the equity futures market that the major U.S. indices would open deeply negative on the day after the election. For the year, the S&P 500 Index rose 11.96%.
Amid concerns of slowing global growth and the turmoil of falling energy prices in early 2016, market implied volatility as measured by the Chicago Board Options Exchange Volatility Index (“VIX”) surged as high as 30 intraday in February, steadily declined until a spike at the Brexit vote, then resumed its downward path to 11.43 in August. Volatility resumed in the fall, with a spike in September as the market reacted to rising interest rates with sector rotation into cyclical stocks, and again amid the outcome of the November U.S. presidential election. The VIX continued its way down through the rest of 2016, reaching its lowest point in two years in late December. For the year, the VIX fell about 23%.
What most influenced the Fund’s performance?
The models used in the strategy attempt to collect the implied-realized premium inherent in index options. It tends to outperform when market implied volatility exceeds future realized volatility. Sustained periods of volatility are beneficial to the strategy, while a rapidly changing market rise is a headwind.
For the period, the return on the underlying portfolio holdings was a contributor to performance. The Fund benefited from the allocation to the S&P 500 Equal Weight Index, although indices for many risk assets (including small- and mid-cap stocks, and high yield bonds) outperformed the S&P 500 Equal Weight Index for the period. The allocation to the equal weight index was beneficial as it had a total return of 14.80% for the year, versus 11.96% for the capitalization-weighted S&P 500 Index.
For the period as a whole, the Fund’s derivative use contributed to the Fund’s return.
The implied-realized volatility spread was rich in early 2016, which was a tailwind for the Fund as it was able to sell volatility near the VIX’s peak for the period. Rather than at monthly points, selling options as volatility increases enables the Fund to monetize these spikes. The Fund continued to perform steadily with the market recovery and rapid decline in volatility through Memorial Day. The quick decline and rapid recovery around Brexit had a neutral effect on the Fund, but from then until the end of the period, the Fund was unable to keep pace with the S&P 500 Equal Weight Index, as volatility stabilized later in the year, with fewer unexpected market shocks. Even though the Fund finished about 6 percentage points behind the S&P 500 Equal Weight Index at year end, it had an annualized distribution rate of almost 11%, compared with a S&P 500 Equal Weight Index dividend yield of about 2%.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2016

There are possible market scenarios which could push volatility sharply higher, such as further interest rate increases, the implementation of policies from a new U.S. presidential administration, and the impact of European populist movements on key elections. A persistently low volatility market from continued central bank accommodation would be expected to be positive contributing. However, a shift to a sustainable higher volatility market would also be a net positive, so long as the transition between low and high volatility is gradual.
Can you discuss the impact of leverage in the Fund?
The Fund’s total return was above that of the cost of leverage. Therefore, on a simple comparison, the use of leverage contributed to shareholder returns. Leverage at the end of the period was about 24% of the Fund’s total managed assets. Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive.
Our economic outlook remains positive, as the U.S. expansion continues. Lower rates in Europe and Japan will continue to direct capital into the U.S., keeping pressure on rates. This should support economic growth, in particular housing activity, and reduce the near-term risk for a recession in the U.S.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see “Borrowings” under Note 8 on page 45 for more information on the Fund’s credit facility agreement.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2016

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The S&P 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/geq for a detailed discussion about Fund risks and considerations.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	December 31, 2016

Fund Statistics
Share Price	$16.37
Net Asset Value	$18.23
Discount to NAV	-10.20%
Net Assets ($000)	$159,907

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2016

				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/27/11)
Guggenheim Equal Weight Enhanced
Equity Income Fund
NAV	8.95%	4.29%	7.86%	8.00%
Market	8.52%	5.14%	8.28%	5.54%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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FUND SUMMARY (Unaudited) continued	December 31, 2016

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Non-cyclical	27.3%
Financial	23.8%
Consumer, Cyclical	18.3%
Industrial	17.0%
Technology	11.6%
Energy	9.3%
Communications	8.4%
Utilities	7.5%
Basic Materials	4.5%
Diversified	0.3%
Short Term Investments	1.3%
Total Investments	129.3%
Options Written	-0.9%
Other Assets & Liabilities, net	-28.4%
Net Assets	100.0%

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FUND SUMMARY (Unaudited) continued	December 31, 2016

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit guggenheiminvestments.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2016, 21.22% of the distributions were characterized as net investment income and 78.78% were characterized as capital gains.

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PORTFOLIO OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0%
Consumer, Non-cyclical – 27.3%
Allergan plc[1]	2,173	$456,353
Eli Lilly & Co.[1]	6,157	452,847
Mondelez International, Inc. — Class A1	9,959	441,482
Endo International plc*	26,713	439,963
Automatic Data Processing, Inc.[1]	4,253	437,124
Mylan N.V.*,1	11,443	436,550
Kraft Heinz Co.[1]	4,987	435,465
Clorox Co.[1]	3,624	434,953
Boston Scientific Corp.*,1	20,076	434,243
Illumina, Inc.*	3,391	434,183
Edwards Lifesciences Corp.*,1	4,623	433,175
CR Bard, Inc.[1]	1,928	433,144
Zoetis, Inc.	8,051	430,970
Hershey Co.[1]	4,165	430,786
Conagra Brands, Inc.[1]	10,869	429,869
Stryker Corp.[1]	3,586	429,638
Hologic, Inc.*	10,707	429,565
Johnson & Johnson[1]	3,721	428,696
Cooper Companies, Inc.	2,448	428,229
Pfizer, Inc.[1]	13,179	428,054
Bristol-Myers Squibb Co.[1]	7,324	428,015
Campbell Soup Co.[1]	7,068	427,402
Altria Group, Inc.[1]	6,304	426,276
Celgene Corp.*,1	3,682	426,191
Amgen, Inc.[1]	2,912	425,764
AbbVie, Inc.[1]	6,789	425,127
Reynolds American, Inc.[1]	7,574	424,447
Patterson Companies, Inc.[1]	10,341	424,291
Intuitive Surgical, Inc.*,1	668	423,626
Philip Morris International, Inc.[1]	4,630	423,599
Hormel Foods Corp.[1]	12,148	422,872
HCA Holdings, Inc.*	5,703	422,136
PepsiCo, Inc.[1]	4,034	422,077
McCormick & Company, Inc.[1]	4,520	421,852
Dr Pepper Snapple Group, Inc.[1]	4,650	421,616
Equifax, Inc.[1]	3,566	421,608
Perrigo Company plc[1]	5,064	421,477
Quest Diagnostics, Inc.[1]	4,584	421,270
Kellogg Co.[1]	5,714	421,179
Monster Beverage Corp.*,1	9,486	420,609
Robert Half International, Inc.[1]	8,619	420,435

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Consumer, Non-cyclical – 27.3% (continued)
Laboratory Corporation of America Holdings*,1	3,269	$419,674
Sysco Corp.[1]	7,575	419,428
Humana, Inc.[1]	2,055	419,282
Constellation Brands, Inc. — Class A1	2,734	419,150
H&R Block, Inc.[1]	18,204	418,510
UnitedHealth Group, Inc.[1]	2,609	417,544
St. Jude Medical, Inc.[1]	5,203	417,229
Church & Dwight Company, Inc.	9,427	416,579
Henry Schein, Inc.*	2,745	416,444
Danaher Corp.[1]	5,349	416,366
Procter & Gamble Co.[1]	4,952	416,364
Tyson Foods, Inc. — Class A1	6,747	416,155
Kimberly-Clark Corp.[1]	3,645	415,967
PayPal Holdings, Inc.*,1	10,537	415,895
Centene Corp.*	7,355	415,631
Becton Dickinson and Co.[1]	2,509	415,365
Kroger Co.[1]	12,012	414,534
AmerisourceBergen Corp. — Class A1	5,295	414,016
Cigna Corp.[1]	3,099	413,376
Baxter International, Inc.[1]	9,317	413,116
Total System Services, Inc.[1]	8,414	412,538
Colgate-Palmolive Co.[1]	6,302	412,403
Coca-Cola Co.[1]	9,947	412,403
Western Union Co.[1]	18,982	412,289
Biogen, Inc.*,1	1,452	411,758
Anthem, Inc.[1]	2,864	411,757
Cardinal Health, Inc.[1]	5,720	411,668
Gilead Sciences, Inc.[1]	5,747	411,543
Regeneron Pharmaceuticals, Inc.*,1	1,121	411,508
Varian Medical Systems, Inc.*,1	4,579	411,103
Molson Coors Brewing Co. — Class B1	4,218	410,454
Nielsen Holdings plc	9,780	410,271
JM Smucker Co.[1]	3,202	410,048
Zimmer Biomet Holdings, Inc.[1]	3,970	409,704
Archer-Daniels-Midland Co.[1]	8,973	409,617
Abbott Laboratories[1]	10,658	409,374
Quanta Services, Inc.*,1	11,742	409,209
Brown-Forman Corp. — Class B1	9,108	409,131
Verisk Analytics, Inc. — Class A*	5,038	408,934
Dentsply Sirona, Inc.[1]	7,079	408,671
United Rentals, Inc.*	3,868	408,383

See notes to financial statements.
18 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Consumer, Non-cyclical – 27.3% (continued)
General Mills, Inc.[1]	6,610	$408,300
Ecolab, Inc.[1]	3,467	406,402
Medtronic plc[1]	5,696	405,726
Thermo Fisher Scientific, Inc.[1]	2,873	405,380
Avery Dennison Corp.[1]	5,753	403,976
DaVita, Inc.*,1	6,283	403,369
Aetna, Inc.[1]	3,241	401,916
Global Payments, Inc.	5,787	401,676
Merck & Company, Inc.[1]	6,823	401,670
Vertex Pharmaceuticals, Inc.*	5,449	401,428
McKesson Corp.[1]	2,857	401,266
Mead Johnson Nutrition Co. — Class A1	5,669	401,138
Whole Foods Market, Inc.[1]	13,039	401,080
Estee Lauder Companies, Inc. — Class A1	5,241	400,884
Cintas Corp.[1]	3,461	399,953
Coty, Inc. — Class A	21,805	399,250
Universal Health Services, Inc. — Class B	3,728	396,585
Express Scripts Holding Co.*,1	5,764	396,506
Mallinckrodt plc*,1	7,943	395,720
Moody's Corp.[1]	4,187	394,708
S&P Global, Inc.[1]	3,633	390,693
Alexion Pharmaceuticals, Inc.*,1	3,163	386,993
Envision Healthcare Corp.*	5,828	368,854
Total Consumer, Non-cyclical		43,724,022
Financial – 23.8%
Apartment Investment & Management Co. — Class A REIT[1]	9,874	448,774
UDR, Inc. REIT	12,202	445,129
Essex Property Trust, Inc. REIT[1]	1,910	444,075
Mid-America Apartment Communities, Inc. REIT	4,481	438,780
AvalonBay Communities, Inc. REIT[1]	2,471	437,738
Digital Realty Trust, Inc. REIT	4,444	436,667
Progressive Corp.[1]	12,191	432,781
Realty Income Corp. REIT	7,513	431,847
Equinix, Inc. REIT	1,207	431,394
Extra Space Storage, Inc. REIT	5,570	430,227
Travelers Companies, Inc.[1]	3,505	429,082
American Tower Corp. — Class A REIT[1]	4,060	429,061
Arthur J Gallagher & Co.	8,231	427,682
Equity Residential REIT[1]	6,645	427,672
Allstate Corp.[1]	5,765	427,302

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Financial – 23.8% (continued)
Public Storage REIT[1]	1,907	$426,215
Welltower, Inc. REIT[1]	6,362	425,809
PNC Financial Services Group, Inc.[1]	3,632	424,800
M&T Bank Corp.[1]	2,710	423,925
Crown Castle International Corp. REIT	4,882	423,611
Vornado Realty Trust REIT[1]	4,048	422,490
JPMorgan Chase & Co.[1]	4,887	421,699
Unum Group[1]	9,591	421,333
Aflac, Inc.[1]	6,050	421,080
Prologis, Inc. REIT[1]	7,975	421,000
Assurant, Inc.[1]	4,533	420,934
XL Group Ltd.[1]	11,276	420,144
Federal Realty Investment Trust REIT	2,953	419,651
Charles Schwab Corp.[1]	10,625	419,369
Citizens Financial Group, Inc.[1]	11,765	419,187
Fifth Third Bancorp[1]	15,537	419,033
Ventas, Inc. REIT[1]	6,689	418,196
Torchmark Corp.[1]	5,669	418,145
SunTrust Banks, Inc.[1]	7,618	417,847
Chubb Ltd.[1]	3,153	416,574
Northern Trust Corp.[1]	4,675	416,309
Macerich Co. REIT[1]	5,873	416,044
Willis Towers Watson plc	3,402	415,997
Zions Bancorporation[1]	9,664	415,939
BB&T Corp.[1]	8,842	415,751
Synchrony Financial	11,437	414,820
American International Group, Inc.[1]	6,346	414,457
American Express Co.[1]	5,587	413,885
Discover Financial Services[1]	5,737	413,580
Goldman Sachs Group, Inc.[1]	1,727	413,530
Citigroup, Inc.[1]	6,958	413,514
KeyCorp[1]	22,632	413,487
HCP, Inc. REIT[1]	13,908	413,346
Mastercard, Inc. — Class A1	4,001	413,103
Loews Corp.[1]	8,819	412,994
Berkshire Hathaway, Inc. — Class B*,1	2,534	412,991
U.S. Bancorp[1]	8,028	412,398
Aon plc[1]	3,696	412,215
Visa, Inc. — Class A1	5,279	411,868
Alliance Data Systems Corp.[1]	1,799	411,072
Regions Financial Corp.[1]	28,615	410,911

See notes to financial statements.
20 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Financial – 23.8% (continued)
T. Rowe Price Group, Inc.[1]	5,454	$410,467
Host Hotels & Resorts, Inc. REIT[1]	21,782	410,373
Hartford Financial Services Group, Inc.[1]	8,607	410,124
Prudential Financial, Inc.[1]	3,941	410,100
BlackRock, Inc. — Class A1	1,075	409,081
Huntington Bancshares, Inc.[1]	30,924	408,815
Nasdaq, Inc.[1]	6,088	408,627
Boston Properties, Inc. REIT[1]	3,245	408,156
Bank of New York Mellon Corp.[1]	8,593	407,136
Marsh & McLennan Companies, Inc.[1]	6,014	406,486
Lincoln National Corp.[1]	6,132	406,368
Comerica, Inc.[1]	5,966	406,344
SL Green Realty Corp. REIT	3,778	406,324
E*TRADE Financial Corp.*,1	11,722	406,167
People's United Financial, Inc.[1]	20,963	405,844
Simon Property Group, Inc. REIT[1]	2,278	404,732
Cincinnati Financial Corp.[1]	5,342	404,657
Kimco Realty Corp. REIT[1]	16,081	404,598
Morgan Stanley[1]	9,554	403,657
State Street Corp.[1]	5,188	403,211
Franklin Resources, Inc.[1]	10,187	403,201
Capital One Financial Corp.[1]	4,619	402,962
Wells Fargo & Co.[1]	7,311	402,909
CBRE Group, Inc. — Class A*,1	12,741	401,214
Principal Financial Group, Inc.[1]	6,928	400,854
Bank of America Corp.[1]	18,094	399,877
General Growth Properties, Inc. REIT[1]	15,946	398,331
Navient Corp.[1]	24,136	396,554
Intercontinental Exchange, Inc.[1]	7,003	395,109
CME Group, Inc. — Class A1	3,404	392,651
MetLife, Inc.[1]	7,280	392,319
Iron Mountain, Inc. REIT[1]	12,057	391,611
Ameriprise Financial, Inc.[1]	3,523	390,842
Invesco Ltd.[1]	12,741	386,562
Weyerhaeuser Co. REIT[1]	12,768	384,189
Affiliated Managers Group, Inc.*,1	2,593	376,763
Total Financial		38,084,679
Consumer, Cyclical – 18.3%
Whirlpool Corp.[1]	2,405	437,157
CarMax, Inc.*,1	6,653	428,387

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Consumer, Cyclical – 18.3% (continued)
Chipotle Mexican Grill, Inc. — Class A*,1	1,129	$425,994
Ulta Salon Cosmetics & Fragrance, Inc.*	1,663	423,965
Harman International Industries, Inc.[1]	3,807	423,186
O'Reilly Automotive, Inc.*,1	1,514	421,513
Home Depot, Inc.[1]	3,132	419,939
McDonald's Corp.[1]	3,445	419,325
Costco Wholesale Corp.[1]	2,616	418,847
Southwest Airlines Co.[1]	8,391	418,208
Mohawk Industries, Inc.*,1	2,090	417,331
AutoNation, Inc.*,1	8,531	415,033
Marriott International, Inc. — Class A1	5,000	413,400
Alaska Air Group, Inc.	4,654	412,949
Wal-Mart Stores, Inc.[1]	5,961	412,024
CVS Health Corp.[1]	5,214	411,437
AutoZone, Inc.*,1	520	410,691
NIKE, Inc. — Class B1	8,078	410,605
Yum! Brands, Inc.[1]	6,478	410,252
Leggett & Platt, Inc.[1]	8,386	409,908
Wyndham Worldwide Corp.[1]	5,365	409,725
Newell Brands, Inc.[1]	9,176	409,708
Tractor Supply Co.	5,395	408,995
Carnival Corp.[1]	7,832	407,734
Ross Stores, Inc.[1]	6,178	405,276
United Continental Holdings, Inc.*	5,558	405,067
WW Grainger, Inc.[1]	1,743	404,811
Genuine Parts Co.[1]	4,236	404,707
Advance Auto Parts, Inc.[1]	2,379	402,336
TJX Companies, Inc.[1]	5,354	402,246
Dollar General Corp.[1]	5,412	400,867
Harley-Davidson, Inc.[1]	6,870	400,796
Goodyear Tire & Rubber Co.[1]	12,983	400,785
Fastenal Co.[1]	8,524	400,458
Walgreens Boots Alliance, Inc.[1]	4,836	400,227
Lennar Corp. — Class A1	9,319	400,064
Signet Jewelers Ltd.	4,232	398,908
Lowe's Companies, Inc.[1]	5,594	397,845
Royal Caribbean Cruises Ltd.[1]	4,847	397,648
Delta Air Lines, Inc.[1]	8,068	396,865
DR Horton, Inc.[1]	14,476	395,629
Starbucks Corp.[1]	7,111	394,803
PACCAR, Inc.[1]	6,173	394,455

See notes to financial statements.
22 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Consumer, Cyclical – 18.3% (continued)
VF Corp.[1]	7,388	$394,150
BorgWarner, Inc.[1]	9,981	393,651
Hanesbrands, Inc.	18,244	393,523
Delphi Automotive plc[1]	5,841	393,391
Wynn Resorts Ltd.[1]	4,547	393,361
American Airlines Group, Inc.	8,416	392,943
PulteGroup, Inc.[1]	21,315	391,770
Mattel, Inc.[1]	14,167	390,301
Target Corp.[1]	5,398	389,898
General Motors Co.[1]	11,094	386,515
Darden Restaurants, Inc.	5,315	386,507
Ford Motor Co.[1]	31,723	384,800
Tiffany & Co.[1]	4,914	380,491
Coach, Inc.[1]	10,829	379,231
Foot Locker, Inc.	5,349	379,191
Hasbro, Inc.[1]	4,857	377,826
Staples, Inc.[1]	41,737	377,720
LKQ Corp.*	12,184	373,440
L Brands, Inc.[1]	5,618	369,889
Dollar Tree, Inc.*,1	4,760	367,377
Best Buy Co., Inc.[1]	8,526	363,804
Michael Kors Holdings Ltd.*	8,464	363,783
The Gap, Inc.[1]	16,106	361,419
Kohl's Corp.[1]	7,266	358,795
PVH Corp.[1]	3,923	354,012
Bed Bath & Beyond, Inc.[1]	8,689	353,121
Macy's, Inc.[1]	9,844	352,514
Urban Outfitters, Inc.*,1	12,219	347,997
Ralph Lauren Corp. — Class A1	3,833	346,197
Nordstrom, Inc.[1]	6,877	329,615
Under Armour, Inc. — Class A*	6,744	195,913
Under Armour, Inc. — Class C*	6,779	170,627
Total Consumer, Cyclical		29,193,878
Industrial – 17.0%
Stericycle, Inc.*,1	5,618	432,811
Waste Management, Inc.[1]	5,967	423,120
Republic Services, Inc. — Class A1	7,392	421,714
Textron, Inc.[1]	8,634	419,267
3M Co.[1]	2,341	418,032
United Technologies Corp.[1]	3,805	417,104

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Industrial – 17.0% (continued)
TransDigm Group, Inc.	1,675	$417,008
Honeywell International, Inc.	3,594	416,365
Boeing Co.[1]	2,670	415,666
Deere & Co.[1]	4,032	415,457
General Electric Co.[1]	13,146	415,414
Fortive Corp.[1]	7,737	414,935
Mettler-Toledo International, Inc.*	991	414,793
Corning, Inc.[1]	17,011	412,857
Union Pacific Corp.[1]	3,979	412,544
Kansas City Southern[1]	4,857	412,116
Roper Technologies, Inc.[1]	2,249	411,747
General Dynamics Corp.[1]	2,382	411,276
FLIR Systems, Inc.[1]	11,362	411,191
Agilent Technologies, Inc.[1]	9,023	411,088
Rockwell Collins, Inc.[1]	4,427	410,649
Parker-Hannifin Corp.[1]	2,932	410,480
Amphenol Corp. — Class A1	6,098	409,786
TE Connectivity Ltd.[1]	5,905	409,098
J.B. Hunt Transport Services, Inc.	4,208	408,471
Norfolk Southern Corp.[1]	3,777	408,180
Ball Corp.[1]	5,437	408,156
Northrop Grumman Corp.[1]	1,752	407,480
Dover Corp.[1]	5,438	407,469
Allegion plc[1]	6,361	407,104
Vulcan Materials Co.[1]	3,251	406,862
PerkinElmer, Inc.[1]	7,800	406,770
Snap-on, Inc.[1]	2,371	406,081
Harris Corp.[1]	3,960	405,781
Caterpillar, Inc.[1]	4,373	405,552
Raytheon Co.[1]	2,856	405,552
Emerson Electric Co.[1]	7,267	405,135
Masco Corp.[1]	12,811	405,084
Garmin Ltd.[1]	8,352	404,988
WestRock Co.	7,965	404,383
Eaton Corp. plc[1]	6,009	403,144
CSX Corp.[1]	11,210	402,775
Illinois Tool Works, Inc.[1]	3,289	402,771
Lockheed Martin Corp.[1]	1,610	402,403
Waters Corp.*,1	2,994	402,364
Rockwell Automation, Inc.[1]	2,993	402,259
Xylem, Inc.[1]	8,116	401,904

See notes to financial statements.
24 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Industrial – 17.0% (continued)
Cummins, Inc.[1]	2,937	$401,400
L-3 Communications Holdings, Inc.[1]	2,637	401,114
Expeditors International of Washington, Inc.[1]	7,563	400,536
United Parcel Service, Inc. — Class B1	3,493	400,438
Martin Marietta Materials, Inc.[1]	1,807	400,305
Ingersoll-Rand plc[1]	5,325	399,588
AMETEK, Inc.[1]	8,213	399,152
Stanley Black & Decker, Inc.[1]	3,467	397,630
CH Robinson Worldwide, Inc.[1]	5,423	397,289
Fortune Brands Home & Security, Inc.	7,411	396,192
FedEx Corp.[1]	2,125	395,675
Johnson Controls International plc	9,554	393,529
Sealed Air Corp.[1]	8,671	393,143
Pentair plc[1]	6,935	388,845
Flowserve Corp.[1]	8,078	388,148
Acuity Brands, Inc.	1,679	387,614
Jacobs Engineering Group, Inc.*,1	6,785	386,745
Fluor Corp.[1]	7,311	383,974
Ryder System, Inc.[1]	5,080	378,155
Arconic, Inc.	19,165	355,319
Total Industrial		27,129,977
Technology – 11.6%
NVIDIA Corp.[1]	4,550	485,668
Xilinx, Inc.[1]	7,472	451,085
Micron Technology, Inc.*,1	20,380	446,730
Akamai Technologies, Inc.*,1	6,433	428,952
KLA-Tencor Corp.[1]	5,411	425,737
Apple, Inc.[1]	3,666	424,596
Lam Research Corp.[1]	4,014	424,400
Intel Corp.[1]	11,683	423,742
Fiserv, Inc.*,1	3,987	423,737
Texas Instruments, Inc.[1]	5,803	423,445
Paychex, Inc.[1]	6,944	422,751
Western Digital Corp.[1]	6,170	419,251
Cognizant Technology Solutions Corp. — Class A*,1	7,482	419,217
CA, Inc.[1]	13,188	418,983
Microsoft Corp.[1]	6,742	418,949
Fidelity National Information Services, Inc.[1]	5,529	418,214
Electronic Arts, Inc.*,1	5,305	417,822
Citrix Systems, Inc.*,1	4,677	417,703

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Technology – 11.6% (continued)
Linear Technology Corp.[1]	6,690	$417,122
Applied Materials, Inc.[1]	12,914	416,735
International Business Machines Corp.[1]	2,509	416,469
Microchip Technology, Inc.[1]	6,474	415,307
Analog Devices, Inc.[1]	5,712	414,805
Broadcom Ltd.	2,333	412,404
Adobe Systems, Inc.*,1	4,005	412,315
Dun & Bradstreet Corp.[1]	3,387	410,911
Activision Blizzard, Inc.[1]	11,356	410,065
Intuit, Inc.[1]	3,571	409,272
Cerner Corp.*,1	8,632	408,898
CSRA, Inc.	12,776	406,788
Skyworks Solutions, Inc.	5,431	405,478
Seagate Technology plc[1]	10,609	404,946
NetApp, Inc.[1]	11,474	404,688
salesforce.com, Inc.*,1	5,870	401,860
Pitney Bowes, Inc.[1]	26,375	400,636
QUALCOMM, Inc.[1]	6,097	397,524
Teradata Corp.*,1	14,608	396,899
Accenture plc — Class A1	3,388	396,836
Oracle Corp.[1]	10,311	396,458
Hewlett Packard Enterprise Co.[1]	17,046	394,444
HP, Inc.[1]	26,476	392,904
Qorvo, Inc.*	7,397	390,044
Xerox Corp.[1]	44,163	385,543
Autodesk, Inc.*,1	5,151	381,226
Red Hat, Inc.*,1	5,312	370,246
Total Technology		18,581,805
Energy – 9.3%
Williams Companies, Inc.[1]	13,834	430,791
Marathon Petroleum Corp.[1]	8,450	425,458
Chevron Corp.[1]	3,607	424,544
Exxon Mobil Corp.[1]	4,694	423,680
Occidental Petroleum Corp.[1]	5,919	421,610
ONEOK, Inc.[1]	7,328	420,700
Spectra Energy Corp.[1]	10,220	419,940
FMC Technologies, Inc.*,1	11,815	419,787
Valero Energy Corp.[1]	6,144	419,758
Halliburton Co.[1]	7,708	416,925
Hess Corp.[1]	6,657	414,665
Phillips 66[1]	4,793	414,163

See notes to financial statements.
26 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Energy – 9.3% (continued)
Schlumberger Ltd.[1]	4,928	$413,706
Anadarko Petroleum Corp.[1]	5,928	413,359
ConocoPhillips[1]	8,229	412,602
Kinder Morgan, Inc.[1]	19,810	410,265
Baker Hughes, Inc.[1]	6,299	409,246
Cabot Oil & Gas Corp. — Class A1	17,473	408,169
Tesoro Corp.[1]	4,633	405,156
Noble Energy, Inc.[1]	10,631	404,616
Pioneer Natural Resources Co.[1]	2,233	402,096
Cimarex Energy Co.[1]	2,951	401,041
First Solar, Inc.*,1	12,456	399,713
Transocean Ltd.*,1	27,094	399,366
Apache Corp.[1]	6,277	398,401
Devon Energy Corp.[1]	8,691	396,918
EOG Resources, Inc.[1]	3,925	396,818
Marathon Oil Corp.[1]	22,892	396,261
Helmerich & Payne, Inc.[1]	5,110	395,514
Murphy Oil Corp.[1]	12,668	394,355
National Oilwell Varco, Inc.[1]	10,502	393,195
Concho Resources, Inc.*	2,935	389,181
Chesapeake Energy Corp.*,1	54,117	379,901
Range Resources Corp.[1]	10,773	370,160
Equities Corp.[1]	5,593	365,782
Southwestern Energy Co.*,1	33,131	358,477
Newfield Exploration Co.*,1	8,737	353,849
Total Energy		14,920,168
Communications – 8.4%
AT&T, Inc.[1]	10,346	440,016
Verizon Communications, Inc.[1]	8,114	433,125
Charter Communications, Inc. — Class A*	1,498	431,304
CBS Corp. — Class B1	6,678	424,855
F5 Networks, Inc.*,1	2,931	424,174
Time Warner, Inc.[1]	4,387	423,476
Netflix, Inc.*,1	3,400	420,920
Cisco Systems, Inc.[1]	13,898	419,998
Level 3 Communications, Inc.*,1	7,428	418,642
Motorola Solutions, Inc.[1]	5,046	418,263
Scripps Networks Interactive, Inc. — Class A1	5,825	415,731
Comcast Corp. — Class A1	6,016	415,405
Walt Disney Co.[1]	3,984	415,212

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Communications – 8.4% (continued)
Juniper Networks, Inc.[1]	14,680	$414,857
eBay, Inc.*,1	13,940	413,879
CenturyLink, Inc.[1]	17,321	411,893
Omnicom Group, Inc.[1]	4,809	409,294
Interpublic Group of Companies, Inc.[1]	17,473	409,043
Amazon.com, Inc.*,1	543	407,179
Symantec Corp.[1]	16,833	402,140
Facebook, Inc. — Class A*,1	3,491	401,640
TripAdvisor, Inc.*,1	8,486	393,496
Priceline Group, Inc.*,1	268	392,904
VeriSign, Inc.*,1	5,087	386,968
Yahoo!, Inc.*,1	10,004	386,855
TEGNA, Inc.[1]	18,062	386,346
Frontier Communications Corp.[1]	113,838	384,772
Expedia, Inc.[1]	3,368	381,527
Viacom, Inc. — Class B1	10,818	379,712
News Corp. — Class A1	26,189	300,126
Twenty-First Century Fox, Inc. — Class A1	10,192	285,784
Discovery Communications, Inc. — Class C*,1	8,736	233,950
Alphabet, Inc. — Class A*,1	261	206,829
Alphabet, Inc. — Class C*,1	262	202,217
Discovery Communications, Inc. — Class A*,1	5,879	161,143
Twenty-First Century Fox, Inc. — Class B	4,666	127,149
News Corp. — Class B	8,243	97,267
Total Communications		13,478,091
Utilities – 7.5%
Entergy Corp.[1]	5,904	433,767
Ameren Corp.[1]	8,235	432,008
American Electric Power Company, Inc.[1]	6,850	431,276
Consolidated Edison, Inc.[1]	5,848	430,881
Edison International[1]	5,971	429,852
Alliant Energy Corp.	11,344	429,824
Public Service Enterprise Group, Inc.[1]	9,784	429,322
Dominion Resources, Inc.[1]	5,605	429,287
Eversource Energy[1]	7,771	429,192
Southern Co.[1]	8,715	428,691
WEC Energy Group, Inc.[1]	7,309	428,673
NextEra Energy, Inc.[1]	3,586	428,384
PG&E Corp.[1]	7,042	427,942
Pinnacle West Capital Corp.[1]	5,483	427,838
Duke Energy Corp.[1]	5,510	427,686

See notes to financial statements.
28 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
COMMON STOCKS† – 128.0% (continued)
Utilities – 7.5% (continued)
Xcel Energy, Inc.[1]	10,484	$426,699
Exelon Corp.[1]	11,971	424,851
NiSource, Inc.[1]	19,182	424,689
PPL Corp.[1]	12,467	424,501
CMS Energy Corp.[1]	10,160	422,859
DTE Energy Co.[1]	4,287	422,312
CenterPoint Energy, Inc.[1]	17,101	421,369
FirstEnergy Corp.[1]	13,595	421,037
SCANA Corp.[1]	5,742	420,774
Sempra Energy[1]	4,148	417,455
American Water Works Co., Inc.[1]	5,721	413,972
AES Corp.[1]	35,049	407,269
NRG Energy, Inc.[1]	32,487	398,291
Total Utilities		11,890,701
Basic Materials – 4.5%
Newmont Mining Corp.[1]	12,741	434,086
CF Industries Holdings, Inc.[1]	13,499	424,948
Monsanto Co.[1]	3,994	420,209
Sherwin-Williams Co.[1]	1,542	414,397
Dow Chemical Co.[1]	7,239	414,215
International Paper Co.[1]	7,761	411,799
EI du Pont de Nemours & Co.[1]	5,582	409,718
Eastman Chemical Co.[1]	5,412	407,037
LyondellBasell Industries N.V. — Class A1	4,725	405,311
Air Products & Chemicals, Inc.	2,794	401,834
FMC Corp.[1]	7,104	401,802
PPG Industries, Inc.[1]	4,207	398,655
Albemarle Corp.	4,607	396,571
Praxair, Inc.[1]	3,371	395,047
International Flavors & Fragrances, Inc.[1]	3,334	392,845
Mosaic Co.[1]	13,297	390,001
Nucor Corp.[1]	6,391	380,392
Freeport-McMoRan, Inc.*,1	26,526	349,878
Total Basic Materials		7,248,745
Diversified – 0.3%
Leucadia National Corp.[1]	17,408	404,736
Total Common Stocks
(Cost $192,971,641)		204,656,802

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

	Shares	Value
SHORT TERM INVESTMENTS† – 1.3%
Dreyfus Treasury Prime Cash Management Institutional Shares
0.31%[1,2]	2,155,506	$2,155,506
Total Short Term Investments
(Cost $2,155,506)		2,155,506
Total Investments – 129.3%
(Cost $195,127,147)		$206,812,308

	Contracts	Value
OPTIONS WRITTEN† – (0.9)%
Call options on:
Technology Select Sector SPDR Fund Expiring January 2017
with strike price of $49.00	1,085	$(37,975)
Materials Select Sector SPDR Fund Expiring January 2017
with strike price of $50.00	1,047	(59,156)
NASDAQ 100 Index Expiring January 2017 with strike price of $4,925.00	86	(328,090)
Dow Jones Index Expiring January 2017 with strike price of $199.00	2,656	(365,200)
S&P 500 Index Expiring January 2017 with strike price of $2,260.00	467	(623,445)
Total Call Options Written
(Premiums received $2,751,305)		(1,413,866)
Other Assets & Liabilities, net – (28.4)%		(45,491,004)
Total Net Assets – 100.0%		$159,907,438

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1
All or a portion of these securities have been physically segregated in connection with borrowings and/or written options. As of December 31, 2016, the total market value of segregated securities was $158,011,364.

2	Rate indicated is the 7-day yield as of December 31, 2016.

N.V.	Publicly Traded Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

See Sector Classification in Supplemental Information section.

See notes to financial statements.
30 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2016

The following table summarizes the inputs used to value the Fund's investments at December 31, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets:
Common Stocks	$204,656,802	$—	$—	$204,656,802
Short Term Investments	2,155,506	—	—	2,155,506
Total	$206,812,308	$—	$—	$206,812,308
Liabilities:
Call Options Written	$1,413,866	$—	$—	$1,413,866
Total	$1,413,866	$—	$—	$1,413,866

Please refer to the detailed portfolio for a breakdown of investment type by industry category.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended December 31, 2016, there were no transfers between levels.
See notes to financial statements.
GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2016

ASSETS
Investments, at value (cost $195,127,147)	$206,812,308
Cash	8,844,878
Receivables:
Dividends	287,330
Reclaims receivable	3,523
Other assets	23,023
Total assets	215,971,062
LIABILITIES
Borrowings	49,500,000
Options written, at value (premiums received of $2,751,305)	1,413,866
Interest payable on borrowings	89,430
Payable for:
Investments purchased	4,683,782
Investment advisory fees	197,765
Other liabilities	178,781
Total liabilities	56,063,624
NET ASSETS	$159,907,438
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of
shares authorized, 8,774,050 shares issued and outstanding	$87,741
Additional paid-in capital	147,171,183
Accumulated net realized loss on investments and options	(374,086)
Net unrealized appreciation on investments and options	13,022,600
NET ASSETS	$159,907,438
Net Asset Value	$18.23

See notes to financial statements.
32 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,010)	$4,176,306
Total income	4,176,306
EXPENSES
Investment advisory fees	2,061,193
Interest expense	666,722
Professional fees	111,814
Trustee fees and expenses*	81,324
Fund accounting fees	63,163
Administration fees	56,162
Custodian fees	47,583
Printing fees	45,470
NYSE listing fees	23,790
Transfer agent fees	19,002
Other expenses	12,469
Total expenses	3,188,692
Net investment income	987,614
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	23,483,265
Written Options	(12,668,946)
Net realized gain	10,814,319
Net change in unrealized appreciation (depreciation) on:
Investments	535,828
Written Options	1,269,426
Net change in unrealized appreciation (depreciation)	1,805,254
Net realized and unrealized gain	12,619,573
Net increase in net assets resulting from operations	$13,607,187
* Relates to Trustees not deemed "interested persons" within the meaning of section 2(a)(19) of the 1940 Act.
See notes to financial statements.
GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income	$987,614	$1,100,897
Net realized gain on investments	10,814,319	16,422,532
Net change in unrealized appreciation (depreciation)
on investments	1,805,254	(23,444,315)
Net increase (decrease) in net assets resulting from operations	13,607,187	(5,920,886)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,443,957)	(1,080,681)
Capital gains	(9,071,984)	(18,110,838)
Total distributions	(11,515,941)	(19,191,519)
CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	—	77,952
Net increase from capital shares transactions	—	77,952
Net increase (decrease) in net assets	2,091,246	(25,034,453)
NET ASSETS:
Beginning of year	157,816,192	182,850,645
End of year	$159,907,438	$157,816,192
Undistributed net investment income at end of year	$—	$1,306,728

See notes to financial statements.
34 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	December 31, 2016
For the Year Ended December 31, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$13,607,187
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	(535,828)
Net change in unrealized appreciation (depreciation) on written options	(1,269,426)
Net realized gain on investments	(23,483,265)
Net realized loss on written options	12,668,946
Purchase of long-term investments	(78,881,707)
Cost of written options closed	(42,091,121)
Proceeds from written options	30,362,972
Proceeds from sale of long-term investments	109,716,484
Net purchases of short-term investments	(544,203)
Decrease in dividends receivable	10,013
Decrease in other assets	2,185
Decrease in tax reclaims receivable	787
Decrease in advisory fees payable	(248)
Increase in investments purchased payable	4,683,782
Increase in interest payable on borrowings	26,532
Decrease in accrued expenses and other liabilities	(73,624)
Net Cash Provided by Operating and Investing Activities	24,199,466
Cash Flows From Financing Activities:
Distributions to shareholders	(15,354,588)
Net Cash Used in Financing Activities	(15,354,588)
Net change in cash	8,844,878
Cash at Beginning of Period	$—
Cash at End of Period	$8,844,878
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$640,190

See notes to financial statements.
GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	December 31, 2016

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*		Period Ended June 30, 2012(a)
Per Share Data:
Net asset value, beginning of period	$17.99	$20.85	$21.02	$19.07	$19.24		$19.10
Income from investment operations:
Net investment income(b)	0.11	0.13	0.12	0.07	0.12		0.09
Net gain (loss) on investments (realized and unrealized)	1.44	(0.80)	1.46	3.63	0.59		0.97
Total from investment operations	1.55	(0.67)	1.58	3.70	0.71		1.06
Common shares' offering expenses charged to paid-in-capital	—	—	—	—	—		(0.04)
Less distributions from:
Net investment income	(0.28)	(0.12)	—	(0.05)	(0.11)		(0.42)
Capital gains	(1.03)	(2.07)	(1.75)	(0.64)	—		—
Return of capital	—	—	—	(1.06)	(0.77)		(0.46)
Total distributions to shareholders	(1.31)	(2.19)	(1.75)	(1.75)	(0.88)		(0.88)
Net asset value, end of period	$18.23	$17.99	$20.85	$21.02	$19.07		$19.24
Market value, end of period	$16.37	$16.34	$20.42	$18.89	$17.73		$18.61
Total Return(c)
Net asset value	8.95%	(3.48)%	7.87%	20.28%	3.69%		5.30%
Market value	8.52%	(9.79)%	18.40%	17.12%	(0.35)%		(2.57)%
Ratios/Supplemental Data:
Net assets end of period (in thousands)	$159,907	$157,816	$182,851	$184,336	$167,217		$168,444
Ratios to average net assets of:
Net investment income, including interest expense	0.63%	0.64%	0.59%	0.33%	1.25	%(e)	0.71%
Total expenses, including interest expense(g)	2.04%	1.85%	1.71%	1.68%	1.78	%(e)	1.80%
Portfolio Turnover(d)	38%	46%	59%	154%	54%		31%

See notes to financial statements.

36 lGEQ lGUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	December 31, 2016

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,		June 30,
	2016	2015	2014	2013	2012	*	2012	(a)
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$49,500	$49,500	$49,500	$23,000	$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$4,230	$4,188	$4,694	$9,015	$6,226		$5,954

*	Fiscal year end changed from June 30 to December 31.
(a)	Since commencement of operations: October 27, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Annualized.
(f)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.
(g)	Excluding interest expense, the net expense ratios would be:

December 31,	December 31,	December 31,	December 31,	December 31,	June 30,
2016	2015	2014	2013	2012*	2012(a)
1.61%	1.56%	1.49%	1.51%	1.54%(e)	1.59%

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS	December 31, 2016

Note 1 – Organization:
Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
The following is a summary of significant accounting policies consistently followed by the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.

38 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

Exchange traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments.
The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.
(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the January 31, 2014 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).
The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.
The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

40 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Investment Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund. MUIS acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash.
The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 – quoted prices in active markets for identical assets or liabilities.
Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over treasuries, and other information and analysis.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.
As of December 31, 2016, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts and dividend reclasses. Net investment income, net realized gains and net assets were not affected by the changes.
Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)
$ 149,615	$ (149,615)

As of December 31, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments
$ 197,302,760	$ 23,781,076	$ (14,271,528)	$ 9,509,548

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Fund had no capital loss carryforward.
As of December 31, 2016, the tax components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long Term	Net Unrealized
Income	Capital Gain	Appreciation
$ —	$ 3,056,574	$ 9,591,940

42 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

For the years ended December 31, 2016 and 2015, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets, was as follows:

Distributions paid from:	2016	2015
Ordinary Income	$2,443,957	$ 3,489,741
Long-Term Capital Gain	9,071,984	15,701,778

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year-ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the period ended December 31, 2016, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $78,881,707 and $109,716,484, respectively.
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
(a) Options Written
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.
There are special risks associated with uncovered option writing, which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.
To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option

44 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
Transactions in written call option contracts for the period ended December 31, 2016, were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	12,253	$1,810,508
Options written during the period	72,551	30,362,972
Options expired during the period	(25,417)	(3,610,494)
Options closed during the period	(54,046)	(25,811,681)
Options outstanding, end of the period	5,341	$2,751,305

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of December 31, 2016.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivatives Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk			Options Written	$1,413,866
Total				$1,413,866

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended December 31, 2016.

Effect of Derivative Instruments on the Statement of Operations:
Net Change in
Net Unrealized
	Amount of Net	Appreciation
	Realized Loss	(Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$ (12,668,946)	$ 1,269,426
Total	$ (12,668,946)	$ 1,269,426

Note 8 – Borrowings:
On November 3, 2011, the Fund entered into a $50,000,000 credit facility agreement. The interest rate on the amount borrowed was based on the 1 month LIBOR plus 75 basis points. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. On March 3, 2015 the Fund terminated the credit facility fee. On March 3, 2015 the Fund entered into a $60,000,000 credit facility agreement with an approved lender. The interest rate on the amount borrowed is based on the 1 month LIBOR plus 75 basis points. As of December 31, 2016, there was $49,500,000 outstanding in connection with

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended December 31, 2016, was $49,500,000 with a related average interest rate of 1.25%. The maximum amount outstanding during the period ended December 31, 2016 was $49,500,000. As of December 31, 2016 the market value of the securities segregated as collateral is $87,464,747.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.
Note 9 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,774,050 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year ended
	December 31, 2016	December 31, 2015
Beginning Shares	8,774,050	8,770,121
Shares issued through dividend reinvestment	—	3,929
Ending shares	8,774,050	8,774,050

As of December 31, 2016, Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, owned 5,870 shares of the Fund.
Note 10 – Merger Approval:
The Boards of Trustees of several Guggenheim equity closed-end funds approved the following mergers at a special joint meeting of the Boards held on August 31, 2016: the merger of each of Guggenheim Enhanced Equity Strategy Fund (“GGE”) and GEQ with and into Guggenheim Enhanced Equity Income Fund (“GPM”) and the redomestication of GPM from a Massachusetts business trust to a Delaware statutory trust.
At a Special Meeting of Shareholders held on February 13, 2017, shareholders of record of each of GGE, GPM and GEQ voted to approve the mergers and the redomestication of GPM. Subject to the satisfaction of certain customary closing conditions, the mergers are expected to be effective with the open of the New York Stock Exchange (NYSE) on March 20, 2017.

46 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2016

GEQ will merge directly with and into GPM, and shareholders of GEQ will become shareholders of GPM and will receive GPM shares, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the GEQ shares held immediately prior to the merger, less merger costs.
Note 11 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2016

The Board of Trustees and Shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund:
We have audited the accompanying statement of assets and liabilities of Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Equal Weight Enhanced Equity Income Fund at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
 February 28, 2017

48 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2016

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the taxable ordinary income distributions paid during the calendar year ended December 31, 2016 the Fund had 100% qualify for the dividends received deduction for corporations.
Of the taxable ordinary income distributions paid during the calendar year ended December 31, 2016 the Fund had 100% qualify for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Additionally, 100% of the net short-term capital gains paid out to shareholders are considered qualified short-term capital gains as allowed under Internal Revenue Code Section 871(k)(2) .
The Fund hereby designates $9,071,984 as a capital gain dividend for the year ended December 31, 2016.
Please refer to your IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office**		Portfolios in
Name, Address*,	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served	During Past Five Years	Overseen	Held by Trustees

Independent Trustees:
Randall C. Barnes	Trustee	Since 2011	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments Funds (2014-present).
(1951)

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

GEQ l 49 l REPORT ANNUAL FUND INCOME EQUITY ENHANCED WEIGHT EQUAL GUGGENHEIM

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2016

				Number of Portfolios in Fund Complex Overseen
	Position(s) Held with Trust	Term of Office** and Length of Time Served
Name, Address*, and Year of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held by Trustees
Independent Trustees continued:
Donald A. Chubb, Jr.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	95	Current: Midland Care, Inc. (2011-present).
(1946)			Griffith & Blair, Inc. (1997-present).
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
(1946)

Roman Friedrich III	Trustee and Chairman of the Contracts Review Committee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	95	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
(1946)

			Former: Senior Managing Director, MLV & Co. LLC (2010-2011).

Robert B. Karn III	Trustee and Chairman of the Audit Committee	Since 2011	Current: Consultant (1998-present).	95	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
(1942)
			Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).

Ronald A. Nyberg	Trustee and Chairman of the Nominating and Governance Committee	Since 2011	Current: Partner, Momkus McCluskey Roberts LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
(1953)					System (2012-present).
			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).

Maynard F.	Trustee	Since 2014	Current: Retired.	95	Current: Fort Hays State University Foundation (1999-present); Stormont- Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).
Oliverius
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).

					Former: Topeka Community Foundation (2009-2014).

50 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued					December 31, 2016

Number of
	Position(s)	Term of Office**		Portfolios in
Name, Address*,	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and Chairman of the Board	Since 2011	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of Funds
Toupin, Jr.					(2011-2013).
(1958)
Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).

Interested Trustee:
Donald C.	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).	230
Current: Clear Spring Life Insurance
Company (2015-present); Guggenheim
Partners Japan, Ltd. (2014-present);
Guggenheim Partners Investment
Management Holdings, LLC (2014-
present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

Cacciapaglia***
(1951)
Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:
 -Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2017.

-Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31,  2018.
-Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2019.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 51

SUPPLEMENTAL INFORMATION (Unaudited) continued			December 31, 2016

Officers
The Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:
	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years

William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors,
Belden, III			LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2011	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Partners
(1960)	Treasurer		Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Investments (2010-2015);
Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments
(1961)	Officer		(2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

52 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2016

	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:

Glenn McWhinnie	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant Treasurer	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
(1955)

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
(1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 53

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

54 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	December 31, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 55

FUND INFORMATION	December 31, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Donald C. Cacciapaglia*	Advisors, LLC
Donald A. Chubb Jr.	Chicago, IL
Jerry B. Farley
Roman Friedrich III	Options Strategy Investment
Robert B. Karn III	Sub-Adviser
Ronald A. Nyberg	Guggenheim Partners Investment
Maynard F. Oliverius	Management, LLC
Ronald E. Toupin, Jr.,	Santa Monica, CA
Chairperson
Equity Strategy Investment
* Trustee is an “interested person” (as defined	Sub-Adviser
in Section 2(a)(19) of the 1940 Act)	Security Investors, LLC
(“Interested Trustee”) of the Trust because of	New York, NY
his position as the President and CEO of the
Investment Adviser and Distributor.	Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Principal Executive Officers	Rockville, MD

Donald C. Cacciapaglia	Custodian
President and Chief Executive Officer	The Bank of New York Mellon
New York, NY
Joanna M. Catalucci
Chief Compliance Officer	Legal Counsel
Skadden, Arps, Slate, Meagher &
Amy J. Lee	Flom LLP
Chief Legal Officer	New York, NY

Mark E. Mathiasen	Independent Registered Public
Secretary	Accounting Firm
Ernst & Young LLP
John L. Sullivan	McLean, VA
Chief Financial Officer, Chief Accounting
Officer and Treasurer

56 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	December 31, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866)274-2227, by visiting the Fund’s website at guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 57

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GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 59

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(02/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEQ-AR-1216

Item 2.  Code of Ethics.
(a)  The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)  No information need be disclosed pursuant to this paragraph.
(c)  The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)  The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)  Not applicable.
(f)      (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
   (2) Not applicable.
   (3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III and Dr. Jerry B. Farley.  Mr. Karn and Dr. Farley are each an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,562 and $29,655 for the fiscal years ending December 31, 2016 and December 31, 2015, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $3,950 and $0 for the for the fiscal years ending December 31, 2016 and December 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,323 and $10,022 for the fiscal years ending December 31, 2016 and December 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending December 31, 2016 and December 31, 2015, respectively.
The registrant’s principal accountant did not bill fees for services not included in Items 4(a), 4(b) or 4(c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
●  Annual financial statement audits
●  Seed audits (related to new product filings, as required)
●  SEC and regulatory filings and consents

Audit-Related Services
●  Accounting consultations
●  Fund merger/reorganization support services
●  Other accounting related matters
●  Agreed upon procedures reports
●  Attestation reports
●  Other internal control reports

Tax Services
●  Recurring tax services:
o  Preparation of Federal and state income tax returns, including extensions
o  Preparation of calculations of taxable income, including fiscal year tax designations

o  Preparation of annual Federal excise tax returns (if applicable)
o  Preparation of calendar year excise distribution calculations
o  Calculation of tax equalization on an as-needed basis
o  Preparation of the estimated excise distribution calculations on an as-needed basis
o  Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o  Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o  Provision of tax compliance services in India for Funds with direct investments in India
o  Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
●  Permissible non-recurring tax services upon request:
o  Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o  Assistance with calendar year shareholder reporting designations on Form 1099
o  Assistance with corporate actions and tax treatment of complex securities and structured products
o  Assistance with IRS ruling requests and calculation of deficiency dividends
o  Conduct training sessions for the Adviser’s internal tax resources
o  Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o  Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o  RIC qualification reviews
o  Tax distribution analysis and planning
o  Tax authority examination services
o  Tax appeals support services
o  Tax accounting methods studies
o  Fund merger, reorganization and liquidation support services
o  Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.
(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3.     Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2)  None of the services described in each of Items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)   Not applicable.
(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $77,896 and $48,607 for the fiscal years ending December 31, 2016, and December 31, 2015, respectively.

(h)   Not applicable.

Item 5.  Audit Committee of Listed Registrants.
(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b)  Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s Options Strategy Sub-Adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) GPIM serves as the Options Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s options portfolio.  The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2016:

Name	Since	Professional Experience During the Last Five Years
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant Chief Investment Officer – 7/10–Present.
Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill Lynch: Vice President – 01/07-03/10.

Qi Yan	2016	Guggenheim Partners Investment Management, LLC: Managing Director, 2014 – Present; Guggenheim Partners Investment Management, LLC: Director, 2011 to 2014

Security Investors, LLC (“Security Investors”) serves as the Equity Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s equity portfolio.  The Fund’s equity strategy provides that the registrant will invest in a portfolio of common stocks included in the S&P 500 Index in equal weight.
The following individuals at Security Investors share primary responsibility for the management of the registrant’s equity portfolio and is provided as of December 31, 2016:

Name	Since	Professional Experience During the Last Five Years
Ryan Harder	2011	Security Investors, LLC: Senior Portfolio Manager, 2004-present.
James R. King	2011	Security Investors, LLC: Portfolio Manager, 1996-present. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of December 31, 2016:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$2,770,517,094	0	$-0-
Other pooled investment vehicles	4	$396,220,524	1	$316,035,331
Other accounts	0	$0	0	$-0-

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	18	$1,229,008,679	0	$-0-
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$-0-

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	5	$576,179,976	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$0	0	$-0-

Qi Yan:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$374,623,300	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$0	0	$-0-

The following tables summarize information regarding each of the other accounts managed by the Security Investors portfolio managers as of December 31, 2016:

Ryan Harder:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	136	$26,205,552,196	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

James R. King:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	67	$29,540,191,930	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisers seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

The Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Messrs. Farhan, Flowers, Cheeseman, and Yan for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

Security Investors compensates Messrs. Harder and King for their management of the registrant. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

●   The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

●   Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three-year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to Security Investors’ success as determined by management.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of December 31, 2016:

Name of Portfolio Manager(Missing Graphic Reference)	Dollar Amount of Equity Securities in Fund(Missing Graphic Reference)
Farhan Sharaff	$-0-
Jayson Flowers	$-0-
Daniel Cheeseman	$-0-
Qi Yan	$-0-

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Security Investors portfolio manager as of December 31, 2016:
Name of Portfolio Manager(Missing Graphic Reference)	Dollar Amount of Equity Securities in Fund(Missing Graphic Reference)
Ryan Harder	$-0-
James R. King	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.
(d)
Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated December 9, 2013[1]

  1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders.  In that regard, attached hereto are copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Equal Weight Enhanced Equity Income Fund
By:                  /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title: President and Chief Executive Officer
Date:               March 7, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:                   /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title: President and Chief Executive Officer
Date:               March 7, 2017
By:                   /s/ John L. Sullivan
Name: John L. Sullivan
Title: Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:               March 7, 2017